Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 17, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2004	Previous Distribution Date:	April 15, 2004
Collection Period End Date:	April 30, 2004	Previous Collection Period End Date:	March 31, 2004

A. Initial Bond Characteristics

		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances

		Balance as of		% of Original Balance		Unpaid Interest 04/15/04	Unpaid Interest 05/17/04
		04/15/04	05/17/04	04/15/04	05/17/04
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	28,666,380	22,074,456	27.66%	21.30%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%

ii.	Beginning of Period Servicing Shortfall	—

iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 17, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2004	Previous Distribution Date:	April 15, 2004
Collection Period End Date:	April 30, 2004	Previous Collection Period End Date:	March 31, 2004

E. Portfolio Characteristics

		Initial Balance 9/30/00	Balance as of		Percent of Original as of
			03/31/04	04/30/04	03/31/04	04/30/04
i.	Principal Balance	$950,415,639	$71,436,380	$64,844,456	7.52%	6.82%
ii.	Number of Contracts	73,293	14,153	13,337	19.31%	18.20%
iii.	Weighted Average Coupon (WAC)	9.44%	9.60%	9.61%
iv.	Weighted Average Original Term	61.40	64.25	64.38
v.	Weighted Average Remaining Term	49.40	18.05	17.32
vi.	Weighted Average Seasoning	12.00	46.21	47.07

F. Portfolio Performance

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		03/31/04	04/30/04	03/31/04	04/30/04	03/31/04	04/30/04	03/31/04	04/30/04
i.	30-59 Days Delinquent	327	285	2.31%	2.14%	$1,972,487	$1,581,229	2.76%	2.44%
ii.	60-89 Days Delinquent	83	72	0.59%	0.54%	411,208	406,012	0.58%	0.63%
iii.	90-119 Days Delinquent	28	27	0.20%	0.20%	121,322	113,561	0.17%	0.18%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	—	6	0.00%	0.04%	—	39,600	0.00%	0.06%
vi.	Repo In Inventory (Not Charged-Off)	11	10	0.08%	0.07%	60,164	57,402	0.08%	0.09%
vii.	Gross Charge-Offs in Period	30	23	0.21%	0.17%	108,539	110,919	0.15%	0.17%

G. Portfolio Charge-Offs

		$		% of Original Balance
		03/31/04	04/30/04	03/31/04	04/30/04
i.	Gross Charge-Offs In Period	$108,539	$110,919	0.011%	0.012%
ii.	Cumulative Gross Charge-Offs	15,282,888	15,393,807	1.608%	1.620%
iii.	Net Losses In Period	645	(35,464)	0.000%	-0.004%
iv.	Cumulative Net Losses	9,114,794	9,079,331	0.959%	0.955%

H. Pool Collections

i.	Borrower Interest Collections	$564,414.79
ii.	Borrower Principal Collections	6,466,868.51
iii.	Net Liquidation Proceeds	2,129.89
iv.	Recoveries	146,382.72
v.	Repurchase Amounts (Interest)	103.34
vi.	Repurchase Amounts (Principal)	12,006.94
vii.	Total Interest Collections	564,518.13
viii.	Total Principal Collections	6,627,388.06

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$71,436,379.96
ii.	Pool Balance Reductions from Principal Collections	6,481,005.34
iii.	Gross Charge-Offs In Period	110,919.07
iv.	Ending Pool Balance	64,844,455.55

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 17, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2004	Previous Distribution Date:	April 15, 2004
Collection Period End Date:	April 30, 2004	Previous Collection Period End Date:	March 31, 2004

J. Total Available

i.	Total Pool Collections		$7,191,906.19
ii.	Reinvestment Income from Reserve Account		1,103.16
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$7,193,009.35

K. Waterfall

		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$59,530.32
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	59,530.32	$59,530.32	$7,193,009.35	$7,128,117.29	$0.00	$59,530.32

ii.	Class A Notes Interest Distribution		161,487.27	7,133,479.03	7,128,117.29	0.00	161,487.27

	Class A Notes Balance	28,666,379.96
	Pool Balance	64,844,455.55

iii.	First Priority Principal Distribution	0.00	0.00	6,971,991.76	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	6,971,991.76	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	57,176,379.96
	Pool Balance	64,844,455.55

v.	Second Priority Principal Distribution	0.00	0.00	6,803,782.76	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	6,803,782.76	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	6,715,370.76			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	71,436,379.96
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	64,844,455.55

viii.	Regular Principal Distribution	6,591,924.41	6,591,924.41	6,715,370.76			6,591,924.41

ix.	Release to Seller		123,446.35	123,446.35	7,128,117.29		123,446.35

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	May 17, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	April 1, 2004	Previous Distribution Date:	April 15, 2004
Collection Period End Date:	April 30, 2004	Previous Collection Period End Date:	March 31, 2004

L. Bond Interest Distributions

	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$161,487.27	$—	$—	$161,487.27	$161,487.27	$—
Class A-1 Notes	6.745%	32	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	—	—	—	—	—	—
Class A-4 Notes	6.76%	30	161,487.27	—	—	161,487.27	161,487.27	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	6,591,924.41

Total Principal Distribution	6,591,924.41
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	6,591,924.41
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—